POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of January, 2002.




                                          Vincent A. Calarco
                                          Vincent A. Calarco

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of January, 2002.




                                          George Campbell, Jr.
                                          George Campbell, Jr.

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of January, 2002.




                                          E. Virgil Conway
                                          E. Virgil Conway

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of January, 2002.




                                          Gordon J. Davis
                                          Gordon J. Davis

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of January, 2002.




                                          Michael J. Del Giudice
                                          Michael J. Del Giudice

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of January, 2002.




                                          Joan S. Freilich
                                          Joan S. Freilich

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of January, 2002.




                                          Ellen V. Futter
                                          Ellen V. Futter

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of January, 2002.




                                          Sally Hernandez-Pinero
                                          Sally Hernandez-Pinero

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of January, 2002.




                                          Peter W. Likins
                                          Peter W. Likins

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of January, 2002.




                                          Eugene R. McGrath
                                          Eugene R. McGrath

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of January, 2002.




                                          Edward J. Rasmussen
                                          Edward J. Rasmussen

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of January, 2002.




                                          George W. Sarney
                                          George W. Sarney

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of January, 2002.




                                          Richard A. Voell
                                          Richard A. Voell

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan and not to exceed 2.0 million of such shares to be offered and sold under the Con Edison Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of January, 2002.




                                          Stephen R. Volk
                                          Stephen R. Volk